UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) August 19, 2022
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On August 19, 2022, Brickell Biotech, Inc. (the “Company”) received a notice (the “Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market (“Nasdaq”) stating that the previously disclosed departure of Dennison T. Veru from the Company’s Board of Directors (the “Board”) resulted in noncompliance with the independent director and audit committee requirements set forth in Nasdaq Listing Rule 5605. More specifically, the Board currently is not comprised of a majority of “independent directors” within the meaning of Nasdaq Listing Rule 5605(a)(2), and the Board’s Audit Committee does not have at least three members, each of whom is independent and meets the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, as required by Nasdaq Listing Rule 5605(c)(2)(A). Currently, the Board has two independent members and two non-independent members, and the Audit Committee consists of the two independent members.
The Notice states that, consistent with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4), Nasdaq will provide the Company a cure period in order to regain compliance (i) until the earlier of the Company’s next annual shareholders’ meeting or July 28, 2023, or (ii) if the next annual shareholders’ meeting is held before January 24, 2023, then the Company must evidence compliance no later than January 24, 2023.
The Board will undertake to identify and select a suitable candidate or candidates to join the Board who would both qualify as “independent” and meet the audit committee criteria set forth in Nasdaq Listing Rule 5605. The Board intends to regain compliance with the independent director and audit committee requirements before the end of the cure period described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2022	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer